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                                                                    Exhibit 99.1

                                    AGREEMENT dated December 5, 2002 by and
                                    between ORTEC INTERNATIONAL, INC., a
                                    Delaware corporation (the "Company"), and
                                    STEVEN KATZ (the "Executive").

         WHEREAS, the Company desires to provide for the Executive's continued employment by the Company and for such purpose is willing to pay to the Executive special compensation in the event of the death or disability of the Executive or any other termination of the Executive's employment by the Company and in consideration of the Company's promise to pay such special compensation the Executive is willing to continue to be employed by the Company.

         NOW, THEREFORE, the parties agree as follows:

              1. DEATH OR DISABILITY

         1.1 Executive shall be deemed disabled hereunder, if confirmed by competent medical advice, he shall become physically or mentally unable to perform his duties for the Company in the manner in which he has performed such duties in the past, and such incapacity shall have continued for any period of three (3) consecutive months or for twelve (12) weeks in any six (6) month period. The person providing such medical advice shall be a medical doctor, or in the case of mental disability a licensed mental health professional, who has been treating the Executive for the condition or conditions causing the disability and who is reasonably acceptable to the Company's Board of Directors.

         1.2 In the event of the Executive's death or disability while the Executive is employed by the Company, the Company shall pay to the Executive or his personal representatives, as the case may be, a lump sum amount equal to the Executive's Twelve Month Compensation (as defined in Section 3(a) hereof). Such lump sum payment shall be paid (subject to any applicable payroll or other taxes required to be withheld) in the case of the Executive's death within two (2) days after the appointment by a court of competent jurisdiction of the executor or administrator of the Executive's estate, and in the case of the Executive's disability within two (2) days after the determination of such disability.

              1. TERMINATION OF EMPLOYMENT

         2.1 Voluntary Termination of Employment. In the event that the Executive voluntarily terminates his employment by the Company, other than for Good Reason (as that term is defined in Section 6.1 of this Agreement), the Company shall pay to the




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Executive a lump sum amount equal to the Executive's Twelve Month Compensation.
Such lump sum payment shall be paid within two (2) days of such termination of the Executive's employment by the Company.

         2.2 Involuntary Termination of Employment. In the event that the Executive's employment is terminated by the Company or by the Executive for Good Reason, the Company shall pay to the Executive a lump sum amount equal to the amount calculated in Section 3(b). Provided, however, that the provisions of this Section 2.2 shall not apply if such termination of the Executive's employment by the Company was for Cause (as that term is defined in Section 6.2 of this Agreement), but in such event the Company shall pay to the Executive the lump sum amount provided in Section 2.1 of this Agreement as if the Executive had voluntarily terminated his employment with the Company. The lump sum payment required to be made pursuant to this Section 2.2 shall be paid within two (2) days of such termination of employment.

         2.3 Tax Withholding. Any such lump sum payment made pursuant to Section
2.1 or Section 2.2 above shall also be subject to any applicable payroll or other taxes required to be withheld.

         2.4 Other Provisions Relating to Termination of Employment. Upon termination of the Executive's employment for any reason (including because of the Executive's death, disability or the voluntary or involuntary termination of his employment):

                  (a) any awards previously made to the Executive as bonus compensation and not previously paid, whether the right to receive such payment has not vested theretofore because a condition for making such payment has not yet occurred or been achieved, shall also be paid by the Company to the Executive within two (2) days after such termination of employment;

                  (b) all options and/or warrants to acquire securities of the Company then held by the Executive which have not yet vested (because (x) a condition for the Executive's right to exercise such option or warrant has not yet occurred or been achieved but the time in which such condition can occur or be achieved has not yet expired, or (y) such option or warrant may not be exercised until a later time but there is no other condition for the right to exercise such option or warrant) shall accelerate and become immediately exercisable in full, anything in such options, warrants or plans governing such options and/or warrants to the contrary notwithstanding. Such options and/or warrants shall remain exercisable by the Executive at any time during a period ending the later of (u) the expiration date thereof or (v) three years following the termination of the Executive's employment. In the event that




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                       securities identical to those that may be acquired upon
                       the exercise of such options and/or warrants are traded in the public securities markets but the securities acquired on the exercise of such options and warrants are not freely transferable by the holder thereof in the public securities markets by virtue of the fact that such securities were not registered with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), upon the written demand of the Executive or the person to whom the Executive transferred such options or warrants (the "Transferee"), the Company, at its sole cost and expense, will (i) register such securities in a Registration Statement filed with the Commission pursuant to the Act, such Registration Statement to be filed by the Company within 135 days after the Company's receipt of the Executive's or the Transferee's written demand, or (ii) if such securities have been registered under the Act on a Form S-8, the Company will, if required to do so to permit the Executive to sell such securities in the public securities markets, file a reoffering prospectus for such securities and (iii) in connection the Executive's public sale of such securities Company will also, at its sole cost and expense, qualify such securities for sale in the public securities markets under the blue sky laws of such states as the Executive or the Transferee shall reasonably request;

                  (c) the Executive shall be entitled to the total retirement benefits actually payable to him or his beneficiaries under the Company's retirement plans or any successor plans of the Company, and in the amount and manner prescribed by such plans;

                  (d) the Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under Sections 1 and 2 of this Agreement, or because of the provisions of this Section 3, nor shall any payments under such Sections 1 or 2 be reduced, or the Company relieved from performing any of its obligations as required in this Section 3, because of any compensation or benefits earned by the Executive from any employment that the Executive may obtain; and

                  (e) for a period of the three years after the termination of the Executive's employment by the Company for any reason, other than the Executive's death, the Company shall, at its sole cost and expense, provide the Executive with the same medical and dental insurance coverage as provided by the Company to the Executive prior to such termination of employment.




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3. DEFINITION OF "TWELVE MONTH COMPENSATION"

                  (2) (a) For purposes of Sections 1.2 and 2.1 of this Agreement, the term "Twelve Month Compensation" shall mean the sum of the base salary received by the Executive during, and any bonus or incentive payments received by the Executive (whether or not pursuant to any annual bonus, incentive compensation or similar plan maintained by the Company) in the twelve consecutive calendar months ending on the last day of the month preceding the month in which the Executive's employment by the Company was terminated. For purposes of Sections 1.2 and 2, any amount of such base salary or incentive payment which is deferred by the Executive shall be included in the calculation of payments received.

                  (b) For the purposes of Section 2.2 of this Agreement, the term "Twelve Month Compensation" shall mean 2.99 times the average annual compensation received by the Executive from the Company for the five tax years prior to the date of termination of the Executive's employment with the Company. "Compensation" as used in this paragraph (b) shall mean the sum of the base salary received by the Executive and any bonus or incentive payments received by the Executive (whether or not pursuant to any annual bonus, incentive compensation or similar plan maintained by the Company). For such purposes any amount of such base salary or incentive payment which is deferred by the Executive shall be included in the calculation of payments received.

4. EXCISE TAX

         If pursuant to any of the provisions of this Agreement, if the aggregate amounts due the Executive under this Agreement and any other plan or program of the Company constitutes a "Parachute Payment", as such term is defined in Section 280 (G) of the United States Internal Revenue Code (the "IRC"), and as a result thereof there is an excise tax imposed on the Executive pursuant to IRC Section 4999 on all or part of such "Parachute Payment" received by the Executive from the Company, the Company shall reimburse the Executive for
(i) such excise tax payment required to be paid by the Executive plus (ii) income taxes and additional excise taxes required to be paid by the Executive because of any reimbursement of excise and income taxes required to be paid by the Executive pursuant to clause (i) and this clause (ii) of this Section 4, all so that all excise taxes and income taxes on the amount of the reimbursement to the Executive for such excise taxes and income taxes required to be paid by the Executive on account of such "Parachute Payment" and such reimbursements shall be borne by the Company and not by the Executive.




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5. CODE SECTION 280(G) PAYMENTS

         Anything in this Agreement to the contrary notwithstanding if the aggregate of the amounts due the Executive under this Agreement and any other plan or program of the Company constitutes a "Parachute Payment," then, at the option of the Executive, the payments to be made to the Executive under this Agreement and under such other plan or program of the Company, shall be reduced to an amount which, when added to the aggregate of all other payments to the Executive will make the total amount of such payments equal to three times his Base Amount, as defined in IRC Section 280(G) (b) (3), less $1.00. The determinations to be made with respect to this paragraph shall be made by the public accounting firm that is retained by the Company as of the date when such calculation is to be made (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within fifteen
(15) business days of being requested to do so by the Company or the Executive. However, the Executive may, at his option, appoint a different nationally recognized public accounting firm to make the determinations required under this
Section 5 (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. If payments to the Executive included in determining whether the Executive is receiving an IRC 280(G) "Parachute Payment" include securities, derivative securities and property other than cash, and the provisions of this Section 5 apply, which items of payment are to be eliminated (securities, derivative securities, property and/or cash, or any combinations thereof) shall be made by the Executive.

         6. OTHER DEFINITIONS RELATING TO TERMINATION OF THE EXECUTIVE'S EMPLOYMENT BY THE COMPANY

         6.1 Good Reason. As used in Section 2.1 and Section 2.2 of this Agreement, "Good Reason" means:

                  (i) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position (which, in this definition, includes status, office, title, and reporting requirements), duties, or responsibilities as an officer of the Company or any subsidiary, or any other material diminution in the Executive's position, authority, duties, or responsibilities from those in effect prior to such act or action, other than (in any case) an isolated and inadvertent action not taken in bad faith that is remedied by the Company promptly after notice thereof to the Company by the Executive;

                  (ii) the Company's requiring the Executive to be based at any office or location farther than 20 miles from the Executive's then office or principal job location, or his home, except for required business travel to an extent substantially consistent with the Executive's prior travel obligations;




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                  (iii) a reduction in the Executive's compensation;

                  (iv) the failure by the Company or any subsidiary to continue in effect any compensation plan in which the Executive participated that is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan or arrangement) has been made with respect to that plan, or the failure by the Company or any subsidiary to continue the Executive's participation in any such compensation plan (or in such substitute or alternative plan or arrangement) on a basis not materially less favorable to the Executive, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, than existed prior thereto; or

                  (v) the failure by the Company or any subsidiary to continue to provide the Executive with benefits similar in all material respects to those enjoyed by the Executive under any plan in which the Executive was participating at any time prior thereto, the taking of action by the Company or any subsidiary which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at any time, or the failure by the Company or any subsidiary to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company and its subsidiary in accordance with the Company's or a subsidiary's normal vacation policy in effect at any time.

         6.2 Cause. As used in Section 2.2 of this Agreement, "Cause" means:

                  (i) the Executive's willful failure to substantially perform his employment duties to the Company, as such duties may exist from time to time, or comply with the written policies of the Company (other than any such failure resulting from disability or the Executive's termination for Good Reason) which continues for a reasonable time after a notice to the Executive from the Company's Board of the Directors (the "Board") that (x) identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties or complied with written policies and (y) demands substantial performance or compliance within a specified reasonable time; or

                  (ii) the Executive's willful engaging in conduct (including any illegal conduct) that is demonstrably and materially injurious to the Company or any of its subsidiaries, monetarily or otherwise.




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         For purposes of this definition, no act, or failure to act, by the
Executive shall be deemed "willful" unless done, or omitted to be done, by the Executive in bad faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and its subsidiaries. For the purpose of clause (i) of this definition, a "reasonable time" shall be a time period determined to be sufficient under normal circumstances to correct the deficient performance or compliance described in the notice to the Executive.

7. WAIVER.

         In the event any provision of this Agreement is found to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provisions were not embodied therein.

8. ENTIRE AGREEMENT.

         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no representations, warranties or commitments except as set forth herein. This Agreement supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the transactions contemplated by this Agreement; provided, however, that it is the intention of the parties that this Agreement shall be interpreted and applied in conjunction with the terms of any option, warrant or other right now in existence or hereinafter granted to the Executive to acquire shares of capital stock of the Company. In the event of any conflict, however, the terms of this Agreement shall govern and prevail. This Agreement may be amended only in writing executed by the parties hereto affected by such amendment.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                            ORTEC INTERNATIONAL, INC.

                                            By: /s/ RON LIPSTEIN
                                                ----------------
                                                RON LIPSTEIN, Secretary

                                                /s/ STEVEN KATZ
                                                ---------------
                                                STEVEN KATZ, Executive